                                                                    EXHIBIT 32.2

                 CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Whitehall Jewellers, Inc. (the "Company") on Form 10-Q for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ John R. Desjardins
                                    -----------------------------
                                    John R. Desjardins
                                    Executive Vice President -
                                    Chief Financial Officer and Treasurer
                                    December 22, 2003